Exhibit 10.14

大新銀行
DAH SING BANK

Dah Sing Bank, Limited
26/F., Dah Sing Financial Centre,
No.248 Queen's Road East,
Wan Chai, Hong Kong
T 852 2507 8866
F 852 2598 5052
S.W.I.F.T.: DSBAHKHH
www.dahsing.com

Our ref: CBD – 2001922 [GBF]

5 July 2023

PRIVATE & CONFIDENTIAL

E I L Company Limited
Unit A 17/F
Mai Wah Industrial Building
1-7 Wah Sing Street
Kwai Chung
New Territories

Attention: Mr. Kong Wai On Ronnie / Ms. Vigi Li

Dear Sirs,

Re: Supplemental Facility Letter

We, Dah Sing Bank, Limited (the "**Bank**"), refer to the Facility Letter dated 23 March 2023 (the "**Facility Letter**") and write to inform you (the "Borrower") that the Facility Letter shall be amended in accordance with this Supplemental Facility Letter as set out below upon acceptance of this Supplemental Facility Letter. Capitalised terms in this Supplemental Facility Letter shall, unless the context otherwise requires, have the same meanings as defined in the Facility Letter.

In consideration of the banking facilities granted or continued to be granted by the Bank to the Borrower, the Borrower hereby agrees that:

1. The legal charge on the mortgaged/charged property as mentioned in item 2 (i) under the section of "E Security Document" of the Facility Letter executed by Lam Ying shall be released.

2. Item 1 under the section of "E Security Document" of the Facility Letter shall be deleted in its entirety and replaced with the following:

   "1. A Charge on Deposit to be duly executed by the Borrower in favour of the Bank in an amount of not less than HKD16,750,000.00 or its 110% equivalent in CNY or other foreign currency."

3. The Facility Letter shall be amended as set forth above.

4. A person who is not a party to the Facility Letter and/or this Supplemental Facility Letter has no rights under the Contracts (Rights of Third Parties) Ordinance (Cap. 623). Nothing in the Facility Letter and/or this Supplemental Facility Letter, whether expressed or implied, is intended to, or will, confer on any person any benefit or any right to enforce any term which such person would not have but for the aforementioned Ordinance.

5. The Facility Letter and this Supplemental Facility Letter shall be read together and be deemed to constitute one single instrument and all references to the Facility Letter in whatever terms in the Facility Letter and any other document shall be read and construed as references to the Facility Letter as amended, varied and supplemented by this Supplemental Facility Letter and as may from time to time, be further amended, varied, supplemented or novated.

6. Save and except as supplemented or amended by this Supplemental Facility Letter, all the terms and conditions of the Facility Letter shall continue to be binding on the parties thereto and remain in full force and effect.

7. This Supplemental Facility Letter shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto shall submit to the non-exclusive jurisdiction of the Hong Kong courts.

大新銀行
DAH SING BANK

Dah Sing Bank, Limited
26/F., Dah Sing Financial Centre,
No.248 Queen's Road East,
Wan Chai, Hong Kong
T 852 2507 8866
F 852 2598 5052
S.W.I.F.T.: DSBAHKHH
www.dahsing.com

Our ref: CBD – 2001922 [GBF]

E I L Company Limited

We offer full range of corporate banking services. As our valued clients, we are pleased to provide you with professional services and esteemed services at privileged offerings. The details of our contacts are as follows:

Designated Relationship Manager	Kenny Wong	Telephone: (852) 2808-8726
Corporate Banking hotline		Telephone: (852) 2507-8122
General Insurance		Telephone: (852) 2808-5658

Please confirm your acceptance and understanding of the above by signing and returning to us the duplicate copy of this Supplemental Facility Letter at your earliest convenience. Should you have any questions in relation to any of the aforesaid amendment(s) or revision(s), please do not hesitate to contact your Designated Relationship Manager.

Notwithstanding the aforesaid, this Supplemental Facility Letter may be executed in any number of counterparts or duplicates, each of which shall be an original, and such counterparts or duplicates shall together constitute one and the same agreement.

It is our pleasure to maintain relationship with your company. Please be assured of our best services at all times and we look forward to developing a mutually beneficial relationship between our two organizations.

Yours faithfully
For and on behalf of
Dah Sing Bank, Limited

Authorized Signature
Loan Documentation
Operations Division
HK/hl

大新銀行
DAH SING BANK

Dah Sing Bank, Limited
26/F., Dah Sing Financial Centre,
No.248 Queen's Road East,
Wan Chai, Hong Kong
T 852 2507 8866
F 852 2598 5052
S.W.I.F.T.: DSBAHKHH
www.dahsing.com

Our ref: CBD – 2001922 [GBF]

E I L Company Limited

Acceptance Confirmation

I/We have read the terms and conditions set out in this Supplemental Facility Letter and understand they are supplemental to the Facility Letter and hereby confirm my/our agreement to be bound by them.

For and on behalf of
E I L COMPANY LIMITED

For and on behalf of
E I L COMPANY LIMITED

Authorized Signature(s)

(as borrower / depositor)
Date:

KONG WAI ON RONNIE
(as mortgagor / guarantor)
Date:

LDD/SFL006//202103 v3.1 (GBF acceptance_EN)